SUPPLEMENTAL INFORMATION | PERIOD ENDED MARCH 31, 2018	Exhibit 99.2

INTRODUCTION

Background

Seritage Growth Properties (NYSE: SRG) (the “Company”) is a fully-integrated, self-administered and self-managed retail REIT with interests in 225 wholly-owned properties and 24 joint venture properties totaling approximately 39 million square feet of gross leasable area (“GLA”) across 49 states and Puerto Rico.  Pursuant to a master lease (the “Master Lease”), 145 of the Company’s wholly-owned properties are leased to Sears Holdings Corporation (“Sears Holdings”) and are operated under either the Sears or Kmart brand.  The Master Lease provides the Company with the right to recapture certain space from Sears Holdings at each property for retenanting or redevelopment purposes.  At 64 properties, third-party tenants occupy a portion of leasable space alongside Sears and Kmart, 54 properties are leased only to third parties and 26 properties are vacant.  The Company also owns 50% interests in 24 properties through joint venture investments with GGP Inc. (“GGP”) (NYSE: GGP), Simon Property Group Inc. (“Simon”) (NYSE: SPG), The Macerich Company (“Macerich”) (NYSE: MAC) and Invesco Real Estate.  A substantial majority of the space at the Company’s joint venture properties is also leased to Sears Holdings under master lease agreements (the “JV Master Leases”) that provide for similar recapture rights as the Master Lease governing the Company’s wholly-owned properties.

On June 11, 2015, Sears Holdings effected a rights offering (the “Rights Offering”) to Sears Holdings stockholders to purchase common shares of Seritage in order to fund, in part, the $2.7 billion acquisition of 234 of Sears Holdings’ owned properties and one of its ground leased properties (the “Wholly Owned Properties”), as well as its 50% interests in three joint ventures that collectively owned 28 properties, ground leased one property and leased two properties (collectively, the “Original JV Properties”) (collectively, the “Transaction”).  The Rights Offering ended on July 2, 2015, and the Company’s Class A common shares were listed on the New York Stock Exchange on July 6, 2015.

On July 7, 2015, the Company completed the Transaction with Sears Holdings and commenced operations.  The Company’s only operations prior to the completion of the Rights Offering and Transaction were those incidental to the completion of such activities.

General Information

Unless the context indicates otherwise, references in this supplemental information package (the "Supplemental") to "Seritage Growth,” “Seritage,” the “Company,” or “SRG” refer to Seritage Growth Properties and its subsidiaries.  Additionally, where reference is made to "GAAP", this refers to accounting principles generally accepted in the United States.

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TABLE OF CONTENTS

SERITAGE GROWTH PROPERTIES

SUPPLEMENTAL INFORMATION

PERIOD ENDED MARCH 31, 2018

ii

COMPANY INFORMATION

Company Contacts
Benjamin Schall	President and Chief Executive Officer
Brian Dickman	EVP and Chief Financial Officer
Matthew Fernand	EVP and General Counsel
James Bry	EVP, Development and Construction
Mary Rottler	EVP, Leasing and Operations
ir@seritage.com	Investor Relations and Communications	646.277.1268

Summary Information

March 31, 2018

(In thousands, except per share, PSF and ratio amounts)

		Three Months Ended March 31,
Financial Results		2018		2017
Net income (loss) attributable to Seritage common shareholders (page 3)		$9,100		$(19,838)
Total NOI (page 5)		36,879		46,890
FFO (page 7)		11,048		31,046
Company FFO (page 7)		12,429		26,963
Net income (loss) per diluted share attributable to Seritage common shareholders (page 3)		$0.26		$(0.59)
FFO per diluted share (page 7)		0.20		0.56
Company FFO per diluted share (page 7)		0.22		0.48
Weighted average diluted shares used in EPS computations		35,501		33,510
Weighted average diluted shares used in FFO computations		55,719		55,596
Stock trading price range		$34.60 to $42.77		$39.80 to $47.31

		As of		As of
Financial Ratios (page 4)		March 31, 2018		December 31, 2017
Total debt to total market capitalization		39.3%		37.5%
Net debt to adjusted EBITDA		7.3	x	6.5	x
Adjusted EBITDA to cash interest expense		2.2	x	2.4	x

		As of		As of
Property Data (page 10)		March 31, 2018		December 31, 2017
Number of properties		249		253
Gross leasable area (total / at share)		38,869 / 36,710		39,381 / 37,270
Percentage leased (total / at share)		81.0% / 80.3%		80.8% / 80.0%

	As of March 31, 2018
		% of Total
Tenant	Annual Rent	Annual Rent		Annual Rent PSF
Sears Holdings	$99,065	45.7%		$4.52
In-Place Third-Party Leases	52,634	24.3%		12.86
SNO Third-Party Leases	64,914	30.0%		18.73
Total	$216,613	100.0%		$7.35

	As of March 31, 2017
		% of Total
Tenant	Annual Rent	Annual Rent		Annual Rent PSF
Sears Holdings	$139,447	60.3%		$4.45
In-Place Third-Party Leases	44,582	19.3%		12.97
SNO Third-Party Leases	47,194	20.4%		18.21
Total	$231,223	100.0%		$6.18

CONSOLIDATED FINANCIAL STATEMENTS

Consolidated Balance Sheet (unaudited)

March 31, 2018

(In thousands, except share and per share amounts)

	March 31, 2018	December 31, 2017
ASSETS
Investment in real estate
Land	$750,870	$799,971
Buildings and improvements	851,416	829,168
Accumulated depreciation	(148,926)	(139,483)
	1,453,360	1,489,656
Construction in progress	252,350	224,904
Net investment in real estate	1,705,710	1,714,560
Investment in unconsolidated joint ventures	330,322	282,990
Cash and cash equivalents	135,091	241,569
Restricted cash	177,419	175,665
Tenant and other receivables, net	32,021	30,787
Lease intangible assets, net	291,613	310,098
Prepaid expenses, deferred expenses and other assets, net	23,839	20,148
Total assets	$2,696,015	$2,775,817

LIABILITIES AND EQUITY
Liabilities
Mortgage loans payable, net	$1,130,793	$1,202,314
Unsecured term loan, net	143,590	143,210
Accounts payable, accrued expenses and other liabilities	99,063	109,433
Total liabilities	1,373,446	1,454,957

Commitments and contingencies

Shareholders' Equity
Class A common shares $0.01 par value; 100,000,000 shares authorized; 35,208,666 and 32,415,734 shares issued and outstanding as of March 31, 2018 and December 31, 2017, respectively	352	324
Class B common shares $0.01 par value; 5,000,000 shares authorized; 1,328,866 and 1,328,866 shares issued and outstanding as of March 31, 2018 and December 31, 2017, respectively	13	13
Class C common shares $0.01 par value; 50,000,000 shares authorized; 372,010 and 3,151,131 shares issued and outstanding as of March 31, 2018 and December 31, 2017, respectively	4	31
Series A preferred shares $0.01 par value; 10,000,000 shares authorized; 2,800,000 shares issued and outstanding as of March 31, 2018 and December 31, 2017; liquidation preference of $70,000	28	28
Additional paid-in capital	1,116,841	1,116,060
Accumulated deficit	(229,652)	(229,760)
Total shareholders' equity	887,586	886,696
Non-controlling interests	434,983	434,164
Total equity	1,322,569	1,320,860
Total liabilities and equity	$2,696,015	$2,775,817

CONSOLIDATED FINANCIAL STATEMENTS

Consolidated Statements of Operations (unaudited)

March 31, 2018

(In thousands, except per share amounts)

	Three Months Ended March 31,
	2018	2017
REVENUE
Rental income	$37,079	$49,174
Tenant reimbursements	16,698	16,224
Total revenue	53,777	65,398
EXPENSES
Property operating	7,241	4,742
Real estate taxes	11,381	12,422
Depreciation and amortization	34,667	58,663
General and administrative	7,797	6,274
Provision for doubtful accounts	61	39
Total expenses	61,147	82,140
Operating loss	(7,370)	(16,742)
Equity in (loss) income of unconsolidated joint ventures	(2,582)	1,002
Gain on sale of real estate	41,831	—
Interest and other income	680	78
Interest expense	(16,419)	(16,592)
Unrealized gain (loss) on interest rate cap	165	(471)
Income (loss) before income taxes	16,305	(32,725)
Provision for income taxes	(104)	(119)
Net income (loss)	16,201	(32,844)
Net (income) loss attributable to non-controlling interests	(5,873)	13,006
Net income (loss) attributable to Seritage	$10,328	$(19,838)
Preferred dividends	(1,228)	—
Net income (loss) attributable to Seritage common shareholders	$9,100	$(19,838)

Net income (loss) per share attributable to Seritage Class A and Class C common shareholders - Basic	$0.26	$(0.59)
Net income (loss) per share attributable to Seritage Class A and Class C common shareholders - Diluted	$0.26	$(0.59)
Weighted average Class A and Class C common shares outstanding - Basic	35,414	33,510
Weighted average Class A and Class C common shares outstanding - Diluted	35,501	33,510

SUPPLEMENTAL FINANCIAL INFORMATION

Market Capitalization and Financial Ratios

March 31, 2018

(In thousands, except per share and ratio amounts)

	As of		As of
Equity Market Capitalization	March 31, 2018		December 31, 2017
Class A common shares outstanding	35,209		32,416
Class C common shares outstanding	372		3,151
OP units outstanding	20,218		20,218
Total shares & units outstanding	55,799		55,785
Share Price	$35.55		$40.46
Equity market capitalization	$1,983,654		$2,257,061

Total Market Capitalization
Equity market capitalization	$1,983,654		$2,257,061
Total debt	1,282,527		1,355,562
Total market capitalization	$3,266,181		$3,612,623

Financial Ratios
Total debt to total market capitalization	39.3%		37.5%

Total debt	$1,282,527		$1,355,562
Cash and cash equivalents	(135,091)		(241,569)
Restricted cash	(177,419)		(175,665)
Net Debt	$970,017		$938,328

Net debt to Adjusted EBITDA (1)	7.3	x	6.5	x

Gross real estate investments	$2,386,018		$2,397,731
Investment in unconsolidated joint ventures	330,322		282,990
Total real estate investments	$2,716,340		$2,680,721

Net debt to total real estate investments	35.7%		35.0%

Interest expense (net of amounts capitalized) (1)	$69,839		$70,012
Amortization of deferred financing costs (1)	(8,857)		(8,719)
Cash interest expense (net of amounts capitalized) (1)	$60,982		$61,293

Adjusted EBITDA to cash interest expense (net of amounts capitalized) (1)	2.2	x	2.4	x

(1)	For the twelve months ended March 31, 2018 and December 31, 2017, respectively.

SUPPLEMENTAL FINANCIAL INFORMATION

Total Net Operating Income

March 31, 2018

(In thousands)

	Three Months Ended March 31,
NOI and Total NOI	2018	2017
Net income (loss)	$16,201	$(32,844)
Termination fee income	(174)	(6,136)
Depreciation and amortization	34,667	58,663
General and administrative expenses	7,797	6,274
Equity in loss (income) of unconsolidated joint ventures	2,582	(1,002)
Gain on sale of real estate	(41,831)	—
Interest and other income	(680)	(78)
Interest expense	16,419	16,592
Unrealized (gain) loss on interest rate cap	(165)	471
Provision for income taxes	104	119
NOI	$34,920	$42,059
NOI of unconsolidated joint ventures	4,758	6,511
Straight-line rent adjustment (1)	(2,568)	(1,449)
Above/below market rental income/expense (1)	(231)	(231)
Total NOI	$36,879	$46,890

	As of March 31,
Annualized Total NOI	2018	2017
Total NOI (per above)	$36,879	$46,890
Period adjustments (2)	911	(432)
Adjusted Total NOI	37,790	46,458
Annualize	x 4	x 4
Adjusted Total NOI annualized	151,160	185,832
Plus: estimated annual Total NOI from SNO leases	63,600	45,769
Less: estimated annual Total NOI from associated space to be recaptured from Sears	(4,958)	(5,486)
Annualized Total NOI	$209,802	$226,115

(1)	Includes adjustments for unconsolidated joint ventures.
(2)	Includes adjustments to account for leases not in place for the full period.

SUPPLEMENTAL FINANCIAL INFORMATION

EBITDAre and Company EBITDA

March 31, 2018

(In thousands)

	Three Months Ended March 31,
EBITDAre and Company EBITDA	2018	2017
Net income (loss)	$16,201	$(32,844)
Interest expense	16,419	16,592
Provision for income and other taxes	104	119
Depreciation and amortization	34,667	58,663
Depreciation and amortization (unconsolidated joint ventures)	3,793	5,486
Gain on sale of real estate	(41,831)	—
EBITDAre	$29,353	$48,016
Termination fee income	(174)	(6,136)
Unrealized (gain) loss on interest rate cap	(165)	471
Company EBITDA	$29,014	$42,351

SUPPLEMENTAL FINANCIAL INFORMATION

Funds from Operations and Company FFO

March 31, 2018

(In thousands, except per share amounts)

	Three Months Ended March 31,
FFO and Company FFO	2018	2017
Net income (loss)	$16,201	$(32,844)
Real estate depreciation and amortization (consolidated properties)	34,113	58,404
Real estate depreciation and amortization (unconsolidated joint ventures)	3,793	5,486
Gain on sale of real estate	(41,831)	—
Dividends on preferred shares	(1,228)	—
FFO attributable to common shareholders and unitholders	$11,048	$31,046
Termination fee income	(174)	(6,136)
Unrealized (gain) loss on interest rate cap	(165)	471
Amortization of deferred financing costs	1,720	1,582
Company FFO attributable to common shareholders and unitholders	$12,429	$26,963

FFO per diluted common share and unit	$0.20	$0.56
Company FFO per diluted common share and unit	$0.22	$0.48

Weighted Average Common Shares and Units Outstanding
Weighted average common shares outstanding	35,501	33,510
Weighted average OP units outstanding	20,218	22,086
Weighted average common shares and units outstanding	55,719	55,596

SUPPLEMENTAL FINANCIAL INFORMATION

Additional Information

March 31, 2018

(In thousands)

	As of	As of
Debt Summary	March 31, 2018	December 31, 2017
Mortgage notes payable	$1,137,527	$1,210,562
Interest rate	LIBOR + 478	LIBOR + 470
Maturity	July 2019	July 2019
Extension options (subject to terms and conditions)	(2) one-year options	(2) one-year options

Unsecured Term Loan	$145,000	$145,000
Interest rate	6.75%	6.75%
Maturity	December 2018	December 2018

Restricted Cash
Reserve for redevelopment projects / capital expenditures	$141,089	$137,996
Reserve for property operating expenses	19,611	21,735
Reserve for environmental remediation	10,614	10,751
Other, including prepaid rental income	3,600	2,679
Reserve for deferred maintenance	2,505	2,504
Total restricted cash	$177,419	$175,665

Prepaid Expenses, Deferred Expenses and Other Assets
FF&E	$6,450	$6,290
Deferred expenses	5,543	4,813
Prepaid real estate taxes	4,608	2,732
Other assets	4,318	2,493
Other prepaid expenses	1,514	1,445
Prepaid insurance	1,218	2,352
Interest rate cap	188	23
Total prepaid expenses, deferred expenses and other assets	$23,839	$20,148

Accounts Payable, Accrued Expenses and Other Liabilities
Accrued development expenditures	$19,964	$21,449
Dividends payable	15,910	14,559
Accrued real estate taxes	14,920	17,091
Below-market leases	13,945	14,476
Environmental reserve	10,846	11,322
Unearned tenant reimbursements	6,335	10,522
Accounts payable and accrued expenses	5,648	9,588
Prepaid rental income	5,127	4,156
Accrued interest	3,787	3,689
Deferred maintenance	2,581	2,581
Total accounts payable, accrued expenses and other liabilities	$99,063	$109,433

SUPPLEMENTAL FINANCIAL INFORMATION

Additional Information (cont’d)

March 31, 2018

(In thousands, except per share amounts)

	Three Months Ended March 31,
Select Non-Cash Items	2018	2017
Straight-line rental income
Wholly-owned	$2,453	$1,534
Joint ventures	115	(85)
Total	$2,568	$1,449

Net amortization of above/below market rental income/expense
Wholly-owned	$234	$195
Joint ventures	(3)	36
Total	$231	$231

Amortization of deferred financing costs	$(1,720)	$(1,582)
Stock-based compensation expense	(869)	(390)

Dividends
Dividends per Class A and Class C common share	$0.25	$0.25
Declaration date	February 20, 2018	February 28, 2017
Record date	March 30, 2018	March 31, 2017
Payment date	April 12, 2018	April 13, 2017

PROPERTY INFORMATION

Portfolio Overview

March 31, 2018

(In thousands, except number of properties/leases and PSF amounts)

Portfolio Summary

The following table provides a summary of the Company’s portfolio, including JV Properties presented at the Company’s proportional share, as of March 31, 2018:

	Consolidated	Unconsolidated	Seritage
	Portfolio	Joint Ventures	Total
Number of properties	225	24	249

Total GLA	34,551	4,318	38,869
At share	34,551	2,159	36,710

Leased GLA	27,477	3,989	31,466
At share	27,477	1,995	29,472

Percentage leased	79.5%	92.4%	81.0%
At share	79.5%	92.4%	80.3%

Property Type

As of March 31, 2018, the portfolio included 120 properties characterized as attached to regional malls and 129 characterized as shopping center or freestanding properties.  The following table provides a summary of the portfolio, including JV Properties presented at the Company’s proportional share, based on these property types and signed leases as of March 31, 2018:

	Number of	Leased	Annual	Rent
Property Type (1)	Properties	GLA	Rent	PSF	Leased
Mall	120	16,258	$119,820	$7.37	83.8%
Shopping Center	129	13,213	96,793	7.33	76.3%
Total	249	29,471	$216,613	$7.35	80.3%

(1)

Company classification.  Mall properties are attached to regional malls; Shopping Center properties include properties attached to, within or adjacent to neighborhood shopping or power centers, as well as freestanding properties.

Tenant Overview

The following table provides a summary of annual base rent for the portfolio, including JV Properties presented at the Company’s proportional share, based on signed leases as of March 31, 2018:

	Number of	Leased	% of Total	Annual	% of Total	Annual
Tenant	Leases	GLA	Leased GLA	Rent	Annual Rent	Rent PSF
Sears Holdings (1)	167	21,913	74.3%	$99,065	45.7%	$4.52
In-Place Third-Party Leases	219	4,093	13.9%	52,634	24.3%	12.86
SNO Third-Party Leases	121	3,465	11.8%	64,914	30.0%	18.73
Sub-Total Third-Party Leases	340	7,558	25.7%	117,548	54.3%	15.55
Total	507	29,471	100.0%	$216,613	100.0%	$7.35

(1)	Leases reflects number of properties subject to the Master Lease and JV Master Leases.

PROPERTY INFORMATION

Portfolio Overview (cont’d)

March 31, 2018

(In thousands, except number of properties and PSF amounts)

Top Tenants

The following table lists the top tenants in the portfolio, including JV Properties presented at the Company’s proportional share, based on signed leases as of March 31, 2018:

(dollars in thousands)
	Number of	Annual	% of Total
Tenant	Leases	Rent	Annual Rent	Concepts/Brands
Sears Holdings (1)	167	$99,065	45.7%	Sears, Sears Auto Center, Kmart
Round One Entertainment	7	6,821	3.1%
Dave & Busters	7	6,328	2.9%
At Home	10	5,896	2.7%
Burlington Stores	9	5,763	2.7%
Cinemark	4	4,899	2.3%
Dick's Sporting Goods	5	4,640	2.1%
Nordstrom Rack	6	4,385	2.0%
AMC	3	4,202	1.9%
Ross Dress for Less	8	4,091	1.9%	Ross Dress for Less, dd's Discounts
Primark	3	3,925	1.8%
Floor & Décor	3	3,082	1.4%
24 Hour Fitness	3	2,909	1.3%
TJX	7	2,849	1.3%	TJ Maxx, Marshalls, HomeGoods, HomeSense, Sierra Trading Post
Petsmart	5	2,391	1.1%

(1)	Leases reflects number of properties subject to the Master Lease and JV Master Leases.
(2)

Lease agreements between Sears Holdings and Lands’ End were retained as a sublease under the Master Lease.  However, Sears Holdings pays the Company additional rent under the Master Lease (in lieu of base rent attributable to the Lands’ End space leased to Sears Holdings under the Master Lease) an amount equal to rent payments (including expenses) required to be made by Lands’ End under the Lands’ End leases.

PROPERTY INFORMATION

Portfolio Overview (cont’d)

March 31, 2018

(In thousands, except number of leases and PSF amounts)

Geographic Summary

The following table sets forth information regarding the geographic diversification of the portfolio, including JV Properties presented at the Company’s proportional share, based on signed leases as of March 31, 2018:

(in thousands except property count and PSF data)
	Number of	Annual	% of Total	Rent
State	Properties	Rent	Annual Rent	PSF
California	41	$43,263	20.0%	$7.20
Florida	26	26,371	12.2%	7.96
New York	11	15,665	7.2%	11.51
Texas	15	9,935	4.6%	6.07
Illinois	11	8,940	4.1%	5.65
New Jersey	5	8,553	3.9%	15.22
Virginia	6	7,798	3.6%	6.76
Pennsylvania	7	7,027	3.2%	10.83
Puerto Rico	6	6,974	3.2%	7.73
Arizona	11	6,688	3.1%	5.31
Total Top 10	139	$141,214	65.1%	$7.66
Other (1)	110	75,399	34.9%	6.83
Total	249	$216,613	100.0%	$7.35

(1)	Includes 40 states

PROPERTY INFORMATION

Leasing Activity

March 31, 2018

(In thousands, except number of leases and PSF amounts)

Signed Leases

The table below provides a summary of the Company’s leasing activity since inception through March 31, 2018, including JV Properties presented at the Company’s proportional share:

(in thousands except number of leases and PSF data)

	Total				Release of Sears Holdings Space
		Leased	Annual	Annual		Leased	Annual	Annual	Releasing
Period	Leases	GLA	Rent	Rent PSF	Leases	GLA	Rent	Rent PSF	Multiple
2015	9	154	$4,650	$30.28	6	130	$3,820	$29.41	4.4	x
Q1 2016	7	214	6,990	32.60	7	214	6,990	32.60	5.7	x
Q2 2016	15	422	7,240	17.15	13	363	6,440	17.75	4.7	x
Q3 2016	14	543	7,470	13.74	12	456	6,250	13.70	4.0	x
Q4 2016	29	891	14,900	16.72	27	849	13,930	16.41	4.1	x
2016	65	2,070	36,600	17.68	59	1,882	33,610	17.86	4.5	x
Q1 2017	22	535	8,780	16.41	21	530	8,660	16.34	4.0	x
Q2 2017	28	598	11,340	18.95	26	592	11,240	18.99	3.7	x
Q3 2017	21	601	9,770	16.25	18	486	8,730	17.97	4.6	x
Q4 2017	23	872	14,827	17.00	21	868	14,669	16.90	3.8	x
2017	94	2,606	44,717	17.16	86	2,476	43,299	17.49	4.0	x
Q1 2018	20	391	7,915	20.24	19	389	7,891	20.29	4.1	x
Total	188	5,221	$93,882	$17.98	170	4,877	$88,620	$18.17	4.1	x

SNO Lease Summary

The table below provides a summary of the Company’s SNO leases from December 31, 2017 to March 31, 2018, including JV Properties presented at the Company’s proportional share:

(in thousands except number of leases and PSF data)			Total
	Number of		Annual	Annual
	SNO Leases	GLA	Rent	Rent PSF
As of December 31, 2017	114	3,534	$63,407	$17.94
Opened	(12)	(407)	(6,023)	14.80
Terminated	(1)	(53)	(385)	7.26
Signed	20	391	7,915	20.24
As of March 31, 2018	121	3,465	$64,914	$18.73

PROPERTY INFORMATION

Redevelopment Projects

March 31, 2018

(In thousands, except number of leases)

The table below summarizes the Company’s wholly-owned development activity from inception through March 31, 2018:

(in thousands)
			Estimated	Estimated				Estimated
	Number	Project	Development	Project	Projected Annual Income (2)			Incremental
Estimated Project Costs (1)	of Projects	Square Feet	Costs (1)	Costs (1)	Total	Existing	Incremental	Yield (3)
< $10,000	24	1,504	$111,200	$111,200	$19,900	$5,100	$14,800
$10,001 - $20,000 (4)	25	2,554	329,500	349,400	51,700	14,700	36,800
> $20,001	19	3,230	706,500	762,400	104,300	21,800	82,500
Announced projects	68	7,288	$1,147,200	$1,223,000	$175,900	$41,600	$134,100	10.5 - 11.5%
Acquired projects	15		63,600	63,600
Total projects	83		$1,210,800	$1,286,600

(1)	Total estimated development costs exclude, and total estimated project costs include, termination fees to recapture 100% of certain properties.
(2)	Projected annual income includes assumptions on stabilized rents to be achieved for space under redevelopment. There can be no assurance that stabilized rent targets will be achieved.
(3)	Projected incremental annual income divided by total estimated project costs.
(4)	Includes Saugus, MA project which has been temporarily postponed while the Company identifies a new lead tenant.

PROPERTY INFORMATION

Redevelopment Projects (cont’d)

March 31, 2018

(In thousands, except number of leases)

The tables below provide brief descriptions of each of the redevelopment projects originated on the Company’s platform since its inception:

Total Project Costs under $10 Million
		Total	Estimated	Estimated
		Project	Construction	Substantial
Property	Description	Square Feet	Start	Completion
King of Prussia, PA	Repurpose former auto center space for Outback Steakhouse, Yard House and small shop retail	29,100	Complete
Merrillville, IN	Termination property; redevelop existing store for At Home, Powerhouse Gym and small shop retail	132,000	Complete
Elkhart, IN	Termination property; existing store has been released to Big R Stores	86,500	Complete
San Antonio, TX	Recapture and repurpose auto center space for Orvis, Jared's Jeweler, Shake Shack and small shop retail	18,900	Complete
Bowie, MD	Recapture and repurpose auto center space for BJ's Brewhouse	8,200	Complete
Troy, MI	Partial recapture; redevelop existing store for At Home	100,000	Complete
Roseville, MI	Partial recapture; redevelop existing store for At Home	100,400	Complete
Rehoboth Beach, DE	Partial recapture; redevelop existing store for Christmas Tree Shops andThat! and PetSmart	56,700	Complete
Henderson, NV	Termination property; redevelop existing store for At Home, Seafood City and additional retail	144,400	Complete
Cullman, AL	Termination property; redevelop existing store for Bargain Hunt, Tractor Supply and Planet Fitness	99,000	Complete
Albany, NY	Recapture and repurpose auto center space for BJ's Brewhouse, Ethan Allen and additional small shop retail	28,000	Substantially complete
Hagerstown, MD	Recapture and repurpose auto center space for BJ's Brewhouse, Verizon and additional restaurants	15,400	Substantially complete
Jefferson City, MO	Termination property; redevelop existing store for Orscheln Farm and Home	96,000	Delivered to tenant
Kearney, NE	Termination property; redevelop existing store for Marshall's, PetSmart and additional junior anchors	92,500	Delivered to tenants
Ft. Wayne, IN	Site densification; new outparcels for BJ's Brewhouse (substantially complete) and Chick-Fil-A (project expansion)	12,000	Delivered to tenant
Olean, NY	Partial recapture; redevelop existing store for Marshall's and additional retail	45,000	Underway	Q2 2018
Guaynabo, PR	Partial recapture; redevelop existing store for Planet Fitness and Capri	56,100	Underway	Q3 2018
Florissant, MO	Site densification; new outparcel for Chick-Fil-A	5,000	Underway	Q3 2018
Dayton, OH	Recapture and repurpose auto center space for Outback Steakhouse and additional restaurants	14,100	Underway	Q4 2018
New Iberia, LA	Termination property; redevelop existing store for Rouses Supermarkets, Hobby Lobby and small shop retail	93,100	Underway	Q1 2019
North Little Rock, AR	Recapture and repurpose auto center space for LongHorn Steakhouse and additional small shop retail	17,300	Q2 2018	Q2 2019
St. Clair Shores, MI	100% recapture; demolish existing store and develop site for new Kroger store	107,200	Q2 2018	Q2 2019
Hopkinsville, KY	Termination property; redevelop existing store for Bargain Hunt, additional junior anchors and small shop retail	87,900	Q2 2018	Q2 2019
Oklahoma City, OK	Site densification; new fitness center for Vasa Fitness	59,500	Q3 2018	Q3 2019

PROPERTY INFORMATION

Redevelopment Projects (cont’d)

March 31, 2018

(In thousands, except number of leases)

Total Project Costs $10 - $20 Million
		Total	Estimated	Estimated
		Project	Construction	Substantial
Property	Description	Square Feet	Start	Completion
Braintree, MA	100% recapture; redevelop existing store for Nordstrom Rack, Saks OFF 5th and additional retail	90,000	Complete
Honolulu, HI	100% recapture; redevelop existing store for Longs Drugs (CVS), PetSmart and Ross Dress for Less	79,000	Complete
Anderson, SC	100% recapture (project expansion); redevelop existing store for Burlington Stores, Gold's Gym, Sportsman's Warehouse, additional retail and restaurants	111,300	Complete
West Jordan, UT	Partial recapture; redevelop existing store and attached auto center for Burlington Stores and additional retail	81,400	Substantially complete
Madison, WI	Partial recapture; redevelop existing store for Dave & Busters, Total Wine & More, additional retail and restaurants	75,300	Substantially complete
Thornton, CO	Termination property; redevelop existing store for Vasa Fitness and additional junior anchors	191,600	Delivered to tenant
Springfield, IL	Termination property; redevelop existing store for Burlington Stores, Binny's Beverage Depot, Orangetheory Fitness, Outback Steakhouse, CoreLife Eatery, additional junior anchors and small shop retail	133,400	Underway	Q2 2018
Orlando, FL	100% recapture; demolish and construct new buildings for Floor & Décor, Orchard Supply Hardware, LongHorn Steakhouse, Olive Garden, additional small shop retail and restaurants	139,200	Underway	Q2 2018
Cockeysville, MD	Partial recapture; redevelop existing store for HomeGoods, Michael's Stores, additional junior anchors and restaurants	83,500	Underway	Q2 2018
Charleston, SC	100% recapture (project expansion); redevelop existing store and detached auto center for Burlington Stores and additional retail	126,700	Underway	Q3 2018
North Hollywood, CA	Partial recapture; redevelop existing store for Burlington Stores, Ross Dress for Less and additional junior anchors	79,800	Underway	Q3 2018
Salem, NH	Site densification; new theatre for Cinemark Recapture and repurpose auto center for restaurant space	71,200	Underway	Q3 2018
Paducah, KY	Termination property; redevelop existing store for Burlington Stores and additional retail	102,300	Underway	Q3 2018
Fairfax, VA	Partial recapture; redevelop existing store and attached auto center for Dave & Busters, Seasons 52, additional junior anchors and restaurants	110,300	Underway	Q4 2018
North Miami, FL	100% recapture; redevelop existing store for Burlington Stores, Michael's, PetSmart and Ross Dress for Less	124,300	Underway	Q4 2018
Hialeah, FL	100% recapture; redevelop existing store for Bed, Bath & Beyond, Ross Dress for Less and dd's Discounts to join current tenant, Aldi	88,400	Underway	Q4 2018
Warwick, RI	Termination property; repurpose auto center space for BJ's Brewhouse and additional retail Redevelop existing store for At Home and Raymour & Flanigan (project expansion)	190,700	Underway	Q4 2018
Temecula, CA	Partial recapture; redevelop existing store and detached auto center for Round One, small shop retail and restaurants	65,100	Underway	Q4 2018
Canton, OH	Partial recapture; redevelop existing store for Dave & Busters and restaurants	83,900	Underway	Q2 2019
North Riverside, IL	Partial recapture; redevelop existing store and detached auto center for Round One, additional junior anchors, small shop retail and restaurants	103,900	Underway	Q2 2019
Las Vegas, NV	Partial recapture; redevelop existing store for Round One and additional retail	78,800	Q3 2018	Q3 2019
Yorktown Heights, NY	Partial recapture; redevelop existing store for 24 Hour Fitness and additional retail	85,200	Q3 2018	Q4 2019
Santa Cruz, CA	Partial recapture; redevelop existing store for TJ Maxx, HomeGoods and additional junior anchors	62,200	Q4 2018	Q4 2019

PROPERTY INFORMATION

Redevelopment Projects (cont’d)
March 31, 2018
(In thousands, except number of leases)

Total Project Costs $10 - $20 Million (cont’d)
		Total	Estimated	Estimated
		Project	Construction	Substantial
Property	Description	Square Feet	Start	Completion
Warrenton, VA	Termination property; redevelop existing store for Homegoods and additional retail	97,300	Q1 2019	Q3 2019
Saugus, MA	Partial recapture; redevelop existing store and detached auto center NOTE: project which has been temporarily postponed while the Company identifies a new lead tenant.	99,000	To be determined

Total Project Costs over $20 Million
		Total	Estimated	Estimated
		Project	Construction	Substantial
Property	Description	Square Feet	Start	Completion
Memphis, TN	100% recapture; demolish and construct new buildings for LA Fitness, Nordstrom Rack, Ulta Beauty, Hopdoddy Burger Bar, additional junior anchors, restaurants and small shop retail	135,200	Substantially complete
West Hartford, CT	100% recapture; redevelop existing store and detached auto center for Buy Buy Baby, Cost Plus World Market, REI, Saks OFF Fifth, other junior anchors, Shake Shack and additional small shop retail	147,600	Delivered to tenants
St. Petersburg, FL	100% recapture; demolish and construct new buildings for Dick's Sporting Goods, Lucky's Market, PetSmart, Five Below, Chili's Grill & Bar, Pollo Tropical, LongHorn Steakhouse and additional small shop retail and restaurants	142,400	Delivered to tenants
Wayne, NJ	Partial recapture; redevelop existing store for Dave & Busters, additional junior anchors and restaurants Recapture and repurpose detached auto center for Cinemark (project expansion) NOTE: contributed to GGP II JV in July 2017	156,700	Underway	Q3 2018
Carson, CA	100% recapture (project expansion); redevelop existing store for Burlington Stores, Ross Dress for Less and additional retail	163,800	Underway	Q1 2019
Watchung, NJ	100% recapture; demolish full-line store and construct new buildings for HomeSense, Sierra Trading Post, Ulta Beauty and additional small shop retail and restaurants Demolish detached auto center and construct a freestanding Cinemark theater	126,700	Underway	Q2 2019
Santa Monica, CA	100% recapture; redevelop existing building into premier, mixed-use asset featuring unique, small-shop retail and creative office space NOTE: contributed to The Mark 302 JV in March 2018	96,500	Underway	Q4 2019
Aventura, FL	100% recapture; demolish existing store and construct new, multi-level open air retail destination featuring a leading collection of experiential shopping, dining and entertainment concepts alongside a treelined esplanade and activated plazas	216,600	Underway	Q4 2019
San Diego, CA	100% recapture; redevelop existing store into two highly-visible, multi-level buildings with exterior facing retail representing a premier mix of experiential shopping, dining, and entertainment concepts	206,000	Underway	Q4 2019
Roseville, CA	Termination property; repurpose auto center space for AAA Auto Repair Center Redevelop existing store for Cinemark, Round One and restaurants (project expansion)	147,400	Underway	Q2 2020
Austin, TX	100% recapture (project expansion); redevelop existing store for AMC Theatres, additional junior anchors and restaurants	177,400	Q2 2018	Q3 2019
Greendale, WI	Termination property; redevelop existing store and attached auto center for Dick's Sporting Goods, Round One, additional junior anchors and restaurants	223,800	Q2 2018	Q4 2019

PROPERTY INFORMATION

Redevelopment Projects (cont’d)
March 31, 2018
(In thousands, except number of leases)

Total Project Costs over $20 Million (cont’d)
		Total	Estimated	Estimated
		Project	Construction	Substantial
Property	Description	Square Feet	Start	Completion
Anchorage, AK	100% recapture; redevelop existing store for Guitar Center, Safeway, Planet Fitness and additional retail to join current tenant, Nordstrom Rack	142,500	Q2 2018	Q4 2019
East Northport, NY	Termination property; redevelop existing store and attached auto center for AMC Theatres, 24 Hour Fitness, Floor & Decor and small shop retail	179,700	Q2 2018	Q4 2019
El Cajon, CA	100% recapture; redevelop existing store and auto center for Bob's Discount Furniture, Burlington Stores, additional retail and restaurants	242,700	Q3 2018	Q3 2019
Tucson, AZ	100% recapture; redevelop existing store and auto center for Round One and additional retail	224,300	Q3 2018	Q4 2019
Reno, NV	100% recapture; redevelop existing store and auto center for Round One and additional retail	169,800	Q3 2018	Q4 2019
Fairfield, CA	100% recapture (project expansion); redevelop existing store and auto center for Dave & Busters, additional retail and office	146,500	Q3 2018	Q1 2020
Plantation, FL	100% recapture (project expansion); redevelop existing store and auto center for GameTime, Powerhouse Gym, additional retail and restaurants	184,400	Q4 2018	Q1 2020

PROPERTY INFORMATION

Termination Properties

March 31, 2018

As of March 31, 2018, Sears Holdings had terminated the Master Lease with respect to 56 stores totaling 7.4 million square feet of gross leasable area. The aggregate base rent at these stores at the time of termination was approximately $23.6 million. Sears Holdings continued to pay the Company rent until it vacated the stores and also paid aggregate termination fees of approximately $45.1 million, amounts equal to one year of aggregate annual base rent plus one year of estimated real estate taxes and operating expense.

Subsequent to March 31, 2018, Sears Holdings provided notice that it intended to exercise its rights to terminate the Master Lease with respect to nine additional stores totaling 1.5 million square feet of gross leasable area. The aggregate annual base rent at these stores is approximately $5.8 million, or 2.7% of the Company’s total annual base rent as of March 31, 2018, including all signed leases. Sears Holdings will continue to pay Seritage rent until it vacates the stores which is expected to occur in August 2018. The termination fee is approximately $11.5 million, an amount equal to one year of the aggregate annual base rent, plus one year of estimated annual operating expenses.

As of March 31, 2018, the Company had announced redevelopment projects at 22 of the terminated properties and will continue to announce redevelopment activity as new leases are signed to occupy the space formerly occupied by Sears Holdings. During the three months ended March 31, 2018, the Company sold four of the terminated properties.

				Announced
Property	Square Feet	Notice	Termination	Redevelopment
Alpena, MI	118,200	September 2016	January 2017
Chicago, IL (S Kedzie)	118,800	September 2016	January 2017
Cullman, AL	98,500	September 2016	January 2017	Q2 2017
Deming, NM	96,600	September 2016	January 2017
Elkhart, IN	86,500	September 2016	January 2017	Q4 2016
Harlingen, TX	91,700	September 2016	January 2017	Sold
Houma, LA	96,700	September 2016	January 2017	Sold
Kearney, NE	86,500	September 2016	January 2017	Q3 2016
Manistee, MI	87,800	September 2016	January 2017
Merrillville, IN	108,300	September 2016	January 2017	Q4 2016
New Iberia, LA	91,700	September 2016	January 2017	Q2 2017
Riverton, WY	94,800	September 2016	January 2017
Sault Sainte Marie, MI	92,700	September 2016	January 2017
Sierra Vista, AZ	86,100	September 2016	January 2017	Sold
Springfield, IL	84,200	September 2016	January 2017	Q3 2016
Thornton, CO	190,200	September 2016	January 2017	Q1 2017
Yakima, WA	97,300	September 2016	January 2017	Sold
Chapel Hill, OH	187,179	January 2017	April 2017
Concord, NC	137,499	January 2017	April 2017
Detroit Lakes, MN	79,102	January 2017	April 2017
El Paso, TX	103,657	January 2017	April 2017
Elkins, WV	94,885	January 2017	April 2017
Henderson, NV	122,823	January 2017	April 2017	Q1 2017
Hopkinsville, KY	70,326	January 2017	April 2017	Q1 2018
Jefferson City, MO	92,016	January 2017	April 2017	Q2 2017
Kenton, OH	96,066	January 2017	April 2017
Kissimmee, FL	112,505	January 2017	April 2017
Layton, UT	90,010	January 2017	April 2017
Leavenworth, KS	76,853	January 2017	April 2017
Mount Pleasant, PA	83,536	January 2017	April 2017
Muskogee, OK	87,500	January 2017	April 2017
Owensboro, KY	68,334	January 2017	April 2017
Paducah, KY	108,244	January 2017	April 2017	Q3 2017
Platteville, WI	94,841	January 2017	April 2017
Riverside, CA	94,500	January 2017	April 2017
Sioux Falls, SD	72,511	January 2017	April 2017
Albany, NY	216,200	June 2017	October 2017	Q1 2016
Burnsville, MN	161,700	June 2017	October 2017

PROPERTY INFORMATION

Termination Properties (cont’d)
March 31, 2018

				Announced
Property	Square Feet	Notice	Termination	Redevelopment
Chicago, IL (N Harlem)	293,700	June 2017	October 2017
Cockeysville, MD	83,900	June 2017	October 2017	Q1 2017
East Northport, NY	187,000	June 2017	October 2017	Q2 2017
Friendswood, TX	166,000	June 2017	November 2017 (1)
Greendale, WI	238,400	June 2017	October 2017	Q4 2017
Hagerstown, MD	107,300	June 2017	October 2017	Q1 2016
Johnson City, NY	155,100	June 2017	October 2017
Lafayette, LA	194,900	June 2017	October 2017
Mentor, OH	208,700	June 2017	October 2017
Middleburg Heights, OH	351,600	June 2017	October 2017
Olean, NY	75,100	June 2017	October 2017	Q1 2017
Overland Park, KS	215,000	June 2017	October 2017
Roseville, MI	277,000	June 2017	October 2017	Q3 2016
Sarasota, FL	204,500	June 2017	October 2017
Toledo, OH	209,900	June 2017	October 2017
Warwick, RI	169,200	June 2017	October 2017	Q3 2016 / Q3 2017
Westwood, TX	215,000	June 2017	January 2018 (1)
York, PA	82,000	June 2017	October 2017
Cedar Rapids, IA	141,100	April 2018	August 2018
Citrus Heights, CA	280,700	April 2018	August 2018
Gainesville, FL	140,500	April 2018	August 2018
Maplewood, MN	168,500	April 2018	August 2018
Pensacola, FL	212,300	April 2018	August 2018
Rochester, NY	128,500	April 2018	August 2018
Roseville, CA	121,000	April 2018	August 2018	Q2 2017 / Q1 2018
San Antonio, TX	187,800	April 2018	August 2018	Q4 2015
Warrenton, NJ	113,900	April 2018	August 2018	Q1 2018
Total square feet	8,905,487

(1)	The Company and Sears Holdings agreed to extend occupancy beyond October 2017 under the existing Master Lease terms.

PROPERTY INFORMATION

Joint Venture Properties

March 31, 2018

GGP Joint Ventures

					Sears or	Recapture	Total
	Mall Name	City	State	Joint Venture	Kmart	Rights (1)	GLA (2)	Leased (2)
1	Northridge Fashion Center	Northridge	CA	GGP II JV	Sears	50%	145,900	100.0%
2	Altamonte Mall	Altamonte Springs	FL	GGP II JV	Sears	50%	107,200	100.0%
3	Coastland Center	Naples	FL	GGP II JV	Sears	50%	80,900	100.0%
4	Cumberland Mall	Atlanta	GA	GGP II JV	Sears	50%	113,200	100.0%
5	Natick Collection (3)	Natick	MA	GGP I JV	Sears	(4)	95,400	100.0%
6	Willowbrook Mall	Wayne	NJ	GGP II JV	Sears	(4)	140,600	77.7%
7	Sooner Mall (3)	Norman	OK	GGP I JV	Sears	50%	33,400	100.0%
8	Stonebriar Centre	Frisco	TX	GGP I JV	Sears	50%	81,500	100.0%
9	Alderwood	Lynnwood	WA	GGP I JV	n/a	(4)	88,900	5.2%

(1)

Properties with 50% recapture rights are subject to the joint venture’s right to recapture approximately 50% of the space within a store (subject to certain exceptions).  In addition, the joint venture has the right to recapture any automotive care centers which are free-standing or attached as “appendages” to the stores and all outparcels or outlots, as well as certain portions of parking areas and common areas.

(2)	Based on signed leases as of March 31, 2018; GLA presented at the Company's proportional share.
(3)	Property is subject to a lease or ground lease agreement.
(4)	As of March 31, 2018, the JVs had exercised certain recapture rights with respect to this property or announced plans to exercise such rights according to a specific schedule.

Simon Joint Venture

					Sears or	Recapture	Total
	Mall Name	City	State	Joint Venture	Kmart	Rights (1)	GLA (2)	Leased (2)
1	Santa Rosa Plaza	Santa Rosa	CA	Simon JV	Sears	50%	82,700	100.0%
2	Briarwood	Ann Arbor	MI	Simon JV	Sears	50%	85,300	100.0%
3	The Shops at Nanuet	Nanuet	NY	Simon JV	Sears	50%	110,700	100.0%
4	Woodland Hills Mall	Tulsa	OK	Simon JV	Sears	50%	75,100	100.0%
5	Barton Creek Square	Austin	TX	Simon JV	Sears	50%	82,300	100.0%

(1)

Properties with 50% recapture rights are subject to the joint venture’s right to recapture approximately 50% of the space within a store (subject to certain exceptions).  In addition, the joint venture has the right to recapture any automotive care centers which are free-standing or attached as “appendages” to the stores and all outparcels or outlots, as well as certain portions of parking areas and common areas

(2)	Based on signed leases as of March 31, 2018; GLA presented at the Company's proportional share.

PROPERTY INFORMATION

Joint Venture Properties (cont’d)

March 31, 2018

Macerich Joint Venture

					Sears or	Recapture	Total
	Mall Name	City	State	Joint Venture	Kmart	Rights (1)	GLA (2)	Leased (2)
1	Chandler Fashion Center	Chandler	AZ	Macerich JV	Sears	50%	70,800	100.0%
2	Arrowhead Towne Center	Glendale	AZ	Macerich JV	Sears	50%	62,500	100.0%
3	Los Cerritos Center	Cerritos	CA	Macerich JV	Sears	50%	138,800	100.0%
4	Vintage Faire Mall	Modesto	CA	Macerich JV	Sears	50%	74,300	100.0%
5	Danbury Fair	Danbury	CT	Macerich JV	Sears	50%	89,200	100.0%
6	Deptford Mall	Deptford	NJ	Macerich JV	Sears	50%	97,500	100.0%
7	Freehold Raceway Mall	Freehold	NJ	Macerich JV	Sears	50%	69,400	100.0%
8	Washington Square Mall	Portland	OR	Macerich JV	Sears	50%	110,000	100.0%
9	South Plains Mall	Lubbock	TX	Macerich JV	Sears	50%	75,300	100.0%

(1)

Properties with 50% recapture rights are subject to the joint venture’s right to recapture approximately 50% of the space within a store (subject to certain exceptions).  In addition, the joint venture has the right to recapture any automotive care centers which are free-standing or attached as “appendages” to the stores and all outparcels or outlots, as well as certain portions of parking areas and common areas

(2)	Based on signed leases as of March 31, 2018; GLA presented at the Company's proportional share.

Mark 302 (Invesco) Joint Venture

					Sears or	Recapture	Total
	Mall Name	City	State	Joint Venture	Kmart	Rights	GLA (1)	Leased (1)
1	302 Colorado Avenue	Santa Monica	CA	Mark 302 JV	n/a	(2)	48,200	0.0%

(1)	Based on signed leases as of March 31, 2018; GLA presented at the Company's proportional share.
(2)	As of March 31, 2018, the JV had exercised certain recapture rights with respect to this property.

PROPERTY INFORMATION

Wholly Owned Properties

March 31, 2018

					Sears or	Recapture	Total		Land
	Property Address	City	State	Property Type (1)	Kmart	Rights (2)(3)	GLA (4)	Leased (4)	Acres
1	700 East Northern Lights Boulevard	Anchorage	AK	Shopping Center	Sears	(5)	257,700	95.8%	26
2	1731 2nd Avenue Southwest	Cullman	AL	Freestanding	n/a	(6)	99,000	89.4%	6
3	3930 McCain Boulevard	North Little Rock	AR	Mall	Sears	(5)	177,100	94.2%	15
4	2821 East Main Street	Russellville	AR	Freestanding	Kmart	50%	88,000	100.0%	7
5	4800 North US Highway 89	Flagstaff	AZ	Mall	Sears	50%	66,200	100.0%	7
6	6515 East Southern Avenue	Mesa	AZ	Mall	Sears	50%	121,900	100.0%	11
7	10140 North 91st Avenue	Peoria	AZ	Shopping Center	n/a	n/a	104,400	100.0%	10
8	7611 West Thomas Road	Phoenix	AZ	Mall	Sears	50%	144,200	100.0%	10
9	12025 North 32nd Street	Phoenix	AZ	Freestanding	n/a	n/a	151,200	100.0%	11
10	3400 Gateway Boulevard	Prescott	AZ	Mall	Sears	50%	102,300	100.0%	10
11	2250 El Mercado Loop	Sierra Vista	AZ	Mall	Sears	50%	94,700	100.0%	7
12	5950 East Broadway Boulevard	Tucson	AZ	Mall	Sears	(5)	250,100	100.0%	20
13	3150 South 4th Avenue	Yuma	AZ	Shopping Center	Sears	50%	90,400	100.0%	14
14	3625 East 18th Street	Antioch	CA	Shopping Center	Kmart	50%	95,200	100.0%	7
15	42126 Big Bear Boulevard	Big Bear Lake	CA	Shopping Center	Kmart	50%	80,400	91.2%	8
16	20700 South Avalon Boulevard	Carson	CA	Mall	n/a	(5)	182,900	55.3%	13
17	565 Broadway	Chula Vista	CA	Mall	Sears	50%	250,100	100.0%	16
18	5900 Sunrise Mall	Citrus Heights	CA	Mall	Sears	(7)	289,500	100.0%	22
19	912 County Line Road	Delano	CA	Freestanding	Kmart	50%	86,100	100.0%	6
20	575 Fletcher Parkway	El Cajon	CA	Mall	Sears	(5)	286,500	100.0%	22
21	3751 South Dogwood Road	El Centro	CA	Mall	Sears	50%	139,700	100.0%	14
22	1420 Travis Boulevard	Fairfield	CA	Mall	Sears	(5)	164,100	100.0%	9
23	5901 Florin Road	Florin	CA	Shopping Center	Sears	50%	272,700	100.0%	20
24	3636 North Blackstone Avenue	Fresno	CA	Shopping Center	Sears	50%	217,600	100.0%	13
25	1500 Anna Sparks Way	McKinleyville	CA	Shopping Center	Kmart	50%	94,800	100.0%	8
26	1011 West Olive Avenue	Merced	CA	Shopping Center	Sears	50%	92,600	100.0%	10
27	5080 East Montclair Plaza Lane	Montclair	CA	Mall	Sears	50%	174,700	100.0%	3
28	22550 Town Circle	Moreno Valley	CA	Mall	Sears	50%	169,400	100.0%	11
29	6000 Mowry Avenue	Newark	CA	Mall	Sears	50%	145,800	100.0%	10
30	12121 Victory Boulevard	North Hollywood	CA	Shopping Center	Sears	(5)	161,900	100.0%	4
31	72880 Highway 111	Palm Desert	CA	Mall	Sears	50%	136,500	100.0%	8
32	1855 Main Street	Ramona	CA	Shopping Center	Kmart	50%	107,600	94.5%	10
33	5261 Arlington Avenue	Riverside	CA	Freestanding	Sears	50%	214,200	100.0%	19
34	3001 Iowa Avenue	Riverside	CA	Freestanding	n/a	(6)	132,600	28.7%	13
35	1191 Galleria Boulevard	Roseville	CA	Mall	Sears	(5)(7)	139,000	100.0%	9
36	1700 North Main Street	Salinas	CA	Mall	Sears	50%	133,000	100.0%	10

PROPERTY INFORMATION

Wholly Owned Properties

March 31, 2018

					Sears or	Recapture	Total		Land
	Property Address	City	State	Property Type (1)	Kmart	Rights (2)(3)	GLA (4)	Leased (4)	Acres
37	100 Inland Center	San Bernardino	CA	Mall	Sears	100%	264,700	100.0%	22
38	1178 El Camino Real	San Bruno	CA	Mall	Sears	50%	276,600	100.0%	13
39	4575 La Jolla Village Drive	San Diego	CA	Mall	n/a	(5)	226,200	8.9%	13
40	2180 Tully Road	San Jose	CA	Mall	Sears	50%	262,500	100.0%	22
41	4015 Capitola Road	Santa Cruz	CA	Mall	Sears	(5)	123,800	90.6%	10
42	200 Town Center East	Santa Maria	CA	Mall	Sears	50%	108,600	100.0%	5
43	895 Faulkner Road	Santa Paula	CA	Freestanding	Kmart	50%	71,300	100.0%	10
44	40710 Winchester Road	Temecula	CA	Mall	Sears	(5)	120,100	94.8%	10
45	145 West Hillcrest Drive	Thousand Oaks	CA	Shopping Center	Sears	50%	164,000	100.0%	11
46	3295 East Main Street	Ventura	CA	Mall	Sears	50%	178,600	100.0%	2
47	3501 South Mooney Boulevard	Visalia	CA	Shopping Center	Sears	50%	75,600	100.0%	7
48	1209 Plaza Drive	West Covina	CA	Mall	Sears	50%	142,000	100.0%	16
49	100 Westminster Mall	Westminster	CA	Mall	Sears	(5)	197,900	100.0%	14
50	10785 West Colfax Avenue	Lakewood	CO	Shopping Center	Sears	50%	153,000	100.0%	8
51	1400 East 104th Avenue	Thornton	CO	Shopping Center	n/a	(6)	186,800	30.5%	25
52	850 Hartford Turnpike	Waterford	CT	Mall	Sears	50%	149,300	100.0%	11
53	1445 New Britain Avenue	West Hartford	CT	Shopping Center	n/a	(5)	163,700	59.3%	13
54	19563 Coastal Highway	Rehoboth Beach	DE	Freestanding	Kmart	(5)	123,300	100.0%	13
55	5900 Glades Road	Boca Raton	FL	Mall	Sears	(5)	178,500	100.0%	19
56	303 U.S. Highway 301 Boulevard West	Bradenton	FL	Mall	Sears	50%	99,900	100.0%	15
57	7350 Manatee Avenue West	Bradenton	FL	Shopping Center	Kmart	50%	82,900	100.0%	9
58	27001 U.S. 19 North	Clearwater	FL	Mall	Sears	(5)	211,200	100.0%	14
59	1625 Northwest 107th Avenue	Doral	FL	Mall	Sears	50%	212,900	100.0%	13
60	4125 Cleveland Avenue	Ft. Myers	FL	Mall	Sears	50%	146,800	100.0%	12
61	6201 West Newberry Road	Gainesville	FL	Mall	Sears	(7)	140,500	100.0%	8
62	1675 West 49th Street	Hialeah	FL	Mall	Sears	50%	197,400	100.0%	8
63	1460 West 49th Street	Hialeah	FL	Freestanding	n/a	(5)	100,500	100.0%	9
64	2211 West Vine Street	Kissimmee	FL	Shopping Center	n/a	(6)	148,900	24.4%	14
65	3800 US Highway 98 North	Lakeland	FL	Mall	Sears	50%	156,200	100.0%	12
66	1050 South Babcock Street	Melbourne	FL	Freestanding	Sears	50%	102,600	100.0%	14
67	19505 Biscayne Boulevard	Miami	FL	Mall	n/a	(5)	173,300	3.0%	12
68	20701 Southwest 112th Avenue	Miami	FL	Mall	Sears	100%	170,100	100.0%	15
69	10700 Biscayne Boulevard	North Miami	FL	Freestanding	n/a	(5)	119,900	100.0%	11
70	3100 Southwest College Road	Ocala	FL	Mall	Sears	50%	146,200	100.0%	12
71	380 Blanding Boulevard	Orange Park	FL	Shopping Center	n/a	n/a	87,400	100.0%	9
72	3111 East Colonial Drive	Orlando	FL	Mall	n/a	(5)	130,400	90.3%	18

PROPERTY INFORMATION

Wholly Owned Properties

March 31, 2018

					Sears or	Recapture	Total		Land
	Property Address	City	State	Property Type (1)	Kmart	Rights (2)(3)	GLA (4)	Leased (4)	Acres
73	733 North Highway 231	Panama City	FL	Mall	Sears	50%	139,300	100.0%	15
74	7171 North Davis Highway	Pensacola	FL	Shopping Center	Sears	(7)	212,300	100.0%	15
75	8000 West Broward Boulevard	Plantation	FL	Mall	Sears	(5)	201,600	100.0%	18
76	8201 South Tamiami Trail	Sarasota	FL	Mall	n/a	(6)	204,500	0.0%	15
77	4501 66th Street North	St. Petersburg	FL	Freestanding	Kmart	50%	120,600	100.0%	11
78	2300 Tyrone Boulevard North	St. Petersburg	FL	Mall	n/a	(5)	147,800	95.2%	14
79	7810 Abercorn Street	Savannah	GA	Mall	Sears	100%	167,300	100.0%	15
80	500 North Nimitz Highway	Honolulu	HI	Freestanding	n/a	(5)	76,100	100.0%	4
81	1501 Highway 169 North	Algona	IA	Freestanding	Kmart	50%	99,300	100.0%	7
82	4600 1st Avenue Northeast	Cedar Rapids	IA	Mall	Sears	(7)	146,000	100.0%	12
83	1405 South Grand Avenue	Charles City	IA	Freestanding	Kmart	50%	96,600	100.0%	11
84	2307 Superior Street	Webster City	IA	Shopping Center	Kmart	50%	40,800	100.0%	4
85	460 North Milwaukee Street	Boise	ID	Mall	Sears	50%	123,600	100.0%	8
86	4730 West Irving Park Road	Chicago	IL	Freestanding	Sears	(5)	356,700	100.0%	6
87	1601 North Harlem Avenue	Chicago	IL	Freestanding	n/a	(6)	293,700	0.0%	7
88	5050 South Kedzie Avenue	Chicago	IL	Shopping Center	n/a	(6)	168,500	15.3%	9
89	17550 Halsted Street	Homewood	IL	Shopping Center	n/a	n/a	196,100	100.0%	19
90	3340 Mall Loop Drive	Joliet	IL	Mall	Sears	50%	204,600	100.0%	17
91	2860 South Highland Avenue	Lombard	IL	Freestanding	n/a	n/a	139,300	100.0%	8
92	4902-5000 23rd Avenue	Moline	IL	Freestanding	Kmart	50%	123,700	97.4%	12
93	7503 West Cermak Road	North Riverside	IL	Mall	Sears	(5)	202,500	81.3%	13
94	2 Orland Square Drive	Orland Park	IL	Mall	Sears	(5)	199,600	100.0%	16
95	2500 Wabash Avenue	Springfield	IL	Shopping Center	n/a	(6)	133,400	66.1%	14
96	3231 Chicago Road	Steger	IL	Freestanding	Kmart	50%	87,400	100.0%	3
97	3101 Northview Drive	Elkhart	IN	Shopping Center	n/a	(6)	86,600	100.0%	8
98	4201 Coldwater Road	Ft. Wayne	IN	Mall	Sears	(5)	231,900	100.0%	15
99	101 West Lincoln Highway	Merrillville	IN	Shopping Center	n/a	(6)	170,900	90.3%	17
100	4820 South 4th Street Trafficway	Leavenworth	KS	Freestanding	n/a	(6)	83,600	0.0%	9
101	9701 Metcalf Avenue	Overland Park	KS	Shopping Center	n/a	(6)	215,000	0.0%	19
102	3010 Fort Campbell Boulevard	Hopkinsville	KY	Shopping Center	n/a	(6)	93,000	33.9%	13
103	2815 West Parrish Avenue	Owensboro	KY	Shopping Center	n/a	(6)	68,300	0.0%	5
104	5101 Hinkleville Road	Paducah	KY	Mall	n/a	(6)	97,300	42.1%	9
105	5715 Johnston Street	Lafayette	LA	Mall	n/a	(6)	194,900	0.0%	16
106	900 East Admiral Doyle Drive	New Iberia	LA	Freestanding	n/a	(6)	96,600	100.0%	12
107	200 Grossman Drive	Braintree	MA	Shopping Center	n/a	(5)	84,900	100.0%	34
108	1325 Broadway	Saugus	MA	Mall	Sears	(5)	210,800	68.8%	16

PROPERTY INFORMATION

Wholly Owned Properties

March 31, 2018

					Sears or	Recapture	Total		Land
	Property Address	City	State	Property Type (1)	Kmart	Rights (2)(3)	GLA (4)	Leased (4)	Acres
109	15700 Emerald Way	Bowie	MD	Shopping Center	Sears	(5)	131,000	100.0%	11
110	126 Shawan Road	Cockeysville	MD	Shopping Center	n/a	(5)(6)	122,800	37.7%	12
111	3207 Solomons Island Road	Edgewater	MD	Shopping Center	Kmart	50%	117,200	100.0%	14
112	17318 Valley Mall Road	Hagerstown	MD	Mall	n/a	(5)(6)	118,900	11.8%	12
113	417 Main Street	Madawaska	ME	Shopping Center	Kmart	50%	49,700	100.0%	2
114	2355 US Highway 23 South	Alpena	MI	Freestanding	n/a	(6)	118,200	0.0%	12
115	1250 Boardman-Jackson Crossing	Jackson	MI	Shopping Center	Sears	50%	152,700	100.0%	15
116	2100 Southfield Road	Lincoln Park	MI	Shopping Center	Sears	50%	301,700	100.0%	17
117	1560 US 31 South	Manistee	MI	Shopping Center	n/a	(6)	94,700	0.0%	12
118	32123 Gratiot Avenue	Roseville	MI	Mall	n/a	(5)(6)	367,900	35.6%	21
119	2760 I-75 Business Spur	Sault Sainte Marie	MI	Freestanding	n/a	(6)	92,700	0.0%	11
120	22801 Harper Avenue	St. Clair Shores	MI	Freestanding	n/a	(5)	103,000	100.0%	11
121	300 West 14 Mile Road	Troy	MI	Mall	Sears	(5)	384,100	100.0%	30
122	3100 Washtenaw Road	Ypsilanti	MI	Freestanding	n/a	n/a	99,400	100.0%	12
123	14250 Buck Hill Road	Burnsville	MN	Mall	n/a	(6)	161,700	0.0%	15
124	1305 Highway 10 West	Detroit Lakes	MN	Shopping Center	n/a	(6)	87,100	9.2%	15
125	3001 White Bear Avenue North	Maplewood	MN	Mall	Sears	(7)	174,900	100.0%	14
126	425 Rice Street	St. Paul	MN	Freestanding	Sears	100%	217,900	100.0%	17
127	11 South Kingshighway Street	Cape Girardeau	MO	Freestanding	Kmart	50%	82,600	100.0%	6
128	1 Flower Valley Shopping Center	Florissant	MO	Shopping Center	Kmart	(5)	124,000	100.0%	11
129	2304 Missouri Boulevard	Jefferson City	MO	Freestanding	n/a	(6)	97,700	100.0%	10
130	3700 South Campbell Avenue	Springfield	MO	Shopping Center	n/a	n/a	112,900	100.0%	8
131	2308 Highway 45 North	Columbus	MS	Shopping Center	Kmart	50%	166,700	97.5%	18
132	3180 Highway 2 West	Havre	MT	Freestanding	Kmart	50%	94,700	100.0%	9
133	1 South Tunnel Road	Asheville	NC	Mall	Sears	(5)	240,700	100.0%	16
134	545 Concord Parkway North	Concord	NC	Shopping Center	n/a	(6)	171,300	19.7%	26
135	1302 Bridford Parkway	Greensboro	NC	Shopping Center	n/a	n/a	171,700	77.6%	16
136	1 20th Avenue Southeast	Minot	ND	Shopping Center	Kmart	50%	110,400	100.0%	13
137	4700 2nd Avenue	Kearney	NE	Freestanding	n/a	(6)	80,000	47.5%	8
138	1500 South Willow Street	Manchester	NH	Mall	Sears	50%	144,100	100.0%	11
139	310 Daniel Webster Highway	Nashua	NH	Mall	Sears	50%	167,100	100.0%	7
140	50 Fox Run Road	Portsmouth	NH	Mall	Sears	50%	127,000	100.0%	13
141	77 Rockingham Park Boulevard	Salem	NH	Mall	Sears	(5)	250,500	100.0%	14
142	1500 Highway 35	Middletown	NJ	Freestanding	n/a	100%	191,100	100.0%	23
143	1640 Route 22	Watchung	NJ	Freestanding	n/a	(5)	126,700	74.7%	19
144	1205 East Pine Street	Deming	NM	Freestanding	n/a	(6)	96,600	0.0%	10

PROPERTY INFORMATION

Wholly Owned Properties

March 31, 2018

					Sears or	Recapture	Total		Land
	Property Address	City	State	Property Type (1)	Kmart	Rights (2)(3)	GLA (4)	Leased (4)	Acres
145	3000 East Main Street	Farmington	NM	Freestanding	Kmart	50%	90,700	100.0%	11
146	2220 North Grimes Street	Hobbs	NM	Shopping Center	Kmart	50%	88,900	100.0%	8
147	10405 South Eastern Avenue	Henderson	NV	Shopping Center	n/a	(6)	128,500	100.0%	12
148	4000 Meadows Lane	Las Vegas	NV	Mall	Sears	(5)	150,200	100.0%	11
149	5400 Meadowood Mall Circle	Reno	NV	Mall	Sears	(5)	198,800	100.0%	3
150	1425 Central Avenue	Albany	NY	Mall	n/a	(5)(6)	277,900	17.7%	21
151	4155 State Route 31	Clay	NY	Mall	Sears	50%	146,500	100.0%	12
152	4000 Jericho Turnpike	East Northport	NY	Shopping Center	n/a	(6)	179,700	92.7%	18
153	195 North Broadway	Hicksville	NY	Freestanding	Sears	(5)	362,500	100.0%	30
154	601 Harry L Drive	Johnson City	NY	Mall	n/a	(6)	155,100	0.0%	11
155	2801 West State Street	Olean	NY	Freestanding	n/a	(5)(6)	118,000	16.9%	13
156	317 Greece Ridge Center Drive	Rochester	NY	Mall	Sears	(7)	128,500	100.0%	15
157	171 Delaware Avenue	Sidney	NY	Shopping Center	Kmart	50%	94,400	100.0%	19
158	200 Eastview Mall	Victor	NY	Mall	Sears	50%	123,000	100.0%	14
159	600 Lee Boulevard	Yorktown Heights	NY	Mall	Sears	(5)	160,000	100.0%	12
160	4100 Belden Village Avenue Northwest	Canton	OH	Mall	Sears	(5)	219,400	100.0%	19
161	2000 Brittain Road	Chapel Hill	OH	Mall	n/a	(6)	193,100	0.0%	21
162	2700 Miamisburg Centerville Road	Dayton	OH	Mall	Sears	(5)	171,900	95.8%	16
163	1005 East Columbus Street	Kenton	OH	Freestanding	n/a	(6)	96,100	0.0%	11
164	502 Pike Street	Marietta	OH	Freestanding	Kmart	50%	87,500	100.0%	7
165	7875 Johnnycake Ridge Road	Mentor	OH	Mall	n/a	(6)	208,700	0.0%	20
166	6950 West 130th Street	Middleburg Heights	OH	Shopping Center	n/a	(6)	351,600	0.0%	15
167	1447 North Main Street	North Canton	OH	Shopping Center	Kmart	50%	87,100	100.0%	9
168	555 South Avenue	Tallmadge	OH	Freestanding	Kmart	50%	84,200	100.0%	8
169	3408 West Central Avenue	Toledo	OH	Shopping Center	n/a	(6)	209,900	0.0%	11
170	4 East Shawnee Road	Muskogee	OK	Freestanding	n/a	(6)	87,500	0.0%	10
171	4400 South Western Avenue	Oklahoma City	OK	Freestanding	Sears	(5)	223,700	100.0%	24
172	3132 East 51st Street	Tulsa	OK	Freestanding	n/a	n/a	87,200	100.0%	9
173	1180 Southeast 82nd Avenue	Happy Valley	OR	Mall	Sears	50%	144,300	100.0%	12
174	2640 West 6th Street	The Dalles	OR	Freestanding	Kmart	50%	87,100	100.0%	8
175	1180 Walnut Bottom Road	Carlisle	PA	Shopping Center	Kmart	50%	117,800	100.0%	3
176	3975 Columbia Avenue	Columbia	PA	Shopping Center	Kmart	50%	86,700	100.0%	8
177	160 North Gulph Road (7)	King Of Prussia	PA	Mall	n/a	n/a	210,900	97.6%	14
178	1745 Quentin Road	Lebanon	PA	Shopping Center	Kmart	50%	117,200	100.0%	15
179	100 Cross Roads Plaza	Mount Pleasant	PA	Shopping Center	n/a	(6)	83,500	0.0%	10
180	400 North Best Avenue	Walnutport	PA	Freestanding	Kmart	50%	121,200	100.0%	16

PROPERTY INFORMATION

Wholly Owned Properties

March 31, 2018

					Sears or	Recapture	Total		Land
	Property Address	City	State	Property Type (1)	Kmart	Rights (2)(3)	GLA (4)	Leased (4)	Acres
181	1094 Haines Road	York	PA	Shopping Center	n/a	(6)	82,000	0.0%	6
182	PR 167 & Las Cumbres	Bayamon	PR	Shopping Center	Kmart	50%	115,200	100.0%	10
183	400 Calle Betances	Caguas	PR	Mall	Sears	50%	138,700	100.0%	8
184	Avenue 65 Infanteria	Carolina	PR	Mall	Sears	50%	198,000	100.0%	11
185	Martinez Nadal Avenue	Guaynabo	PR	Shopping Center	Kmart	(5)	217,100	94.4%	18
186	PR Road 2, Km 149.5	Mayaguez	PR	Shopping Center	Kmart	50%	118,200	100.0%	13
187	2643 Ponce Bypass	Ponce	PR	Shopping Center	Kmart	50%	126,900	100.0%	9
188	650 Bald Hill Road	Warwick	RI	Shopping Center	n/a	(5)(6)	211,700	90.6%	20
189	3801B Clemson Boulevard	Anderson	SC	Shopping Center	n/a	(5)	117,100	100.0%	12
190	7801 Rivers Avenue	Charleston	SC	Mall	n/a	(5)	127,500	46.8%	14
191	2302 Cherry Road	Rock Hill	SC	Shopping Center	Kmart	50%	89,300	100.0%	12
192	3020 West 12th Street	Sioux Falls	SD	Freestanding	n/a	(6)	72,500	0.0%	6
193	2800 North Germantown Parkway	Cordova	TN	Mall	Sears	50%	160,900	100.0%	12
194	4570 Poplar Avenue	Memphis	TN	Freestanding	n/a	(5)	112,700	78.3%	11
195	12625 North Interstate Highway 35	Austin	TX	Shopping Center	Sears	(5)	172,000	100.0%	25
196	3450 West Camp Wisdom Road	Dallas	TX	Mall	Sears	50%	205,300	100.0%	13
197	9484 Dyer Street	El Paso	TX	Freestanding	n/a	(6)	112,100	7.5%	11
198	300 Baybrook Mall	Friendswood	TX	Mall	n/a	(6)	166,000	0.0%	13
199	303 Memorial City	Houston	TX	Mall	Sears	50%	214,400	100.0%	20
200	12605 North Gessner Road	Houston	TX	Freestanding	n/a	n/a	134,000	100.0%	11
201	6301 Northwest Loop 410	Ingram	TX	Mall	Sears	50%	168,400	100.0%	12
202	2501 Irving Mall	Irving	TX	Mall	Sears	50%	83,200	95.6%	18
203	201 Central Park Mall	San Antonio	TX	Freestanding	Sears	(5)(7)	213,000	97.8%	15
204	4000 North Shepherd	Shepherd	TX	Freestanding	Sears	50%	201,700	100.0%	12
205	13131 Preston Road	Valley View	TX	Mall	n/a	(5)	235,000	2.5%	23
206	9570 Southwest Freeway	Westwood	TX	Freestanding	n/a	(6)	213,600	0.0%	18
207	2010 North Main Street	Layton	UT	Shopping Center	n/a	(6)	176,900	35.3%	14
208	7453 South Plaza Center Drive	West Jordan	UT	Shopping Center	Sears	(5)	200,900	95.3%	12
209	5901 Duke Street	Alexandria	VA	Mall	Sears	50%	262,100	100.0%	18
210	1401 Greenbrier Parkway	Chesapeake	VA	Mall	Sears	50%	169,400	100.0%	15
211	12000 Fair Oaks Mall	Fairfax	VA	Mall	Sears	(5)	220,700	72.3%	15
212	5200 Mercury Boulevard	Hampton	VA	Shopping Center	Sears	50%	245,000	100.0%	16
213	4588 Virginia Beach Boulevard	Virginia Beach	VA	Mall	Sears	50%	197,300	100.0%	14
214	141 West Lee Highway	Warrenton	VA	Shopping Center	Sears	(7)	121,100	100.0%	9
215	2200 148th Avenue Northeast	Redmond	WA	Shopping Center	Sears	(5)	267,400	86.6%	15
216	8800 Northeast Vancouver Mall Drive	Vancouver	WA	Mall	Sears	50%	129,700	100.0%	10

PROPERTY INFORMATION

Wholly Owned Properties

March 31, 2018

					Sears or	Recapture	Total		Land
	Property Address	City	State	Property Type (1)	Kmart	Rights (2)(3)	GLA (4)	Leased (4)	Acres
217	5200 South 76th Street	Greendale	WI	Mall	n/a	(6)	187,500	56.9%	21
218	53 West Towne Mall	Madison	WI	Mall	Sears	(5)	142,400	100.0%	18
219	1425 East Bus Highway 151	Platteville	WI	Freestanding	n/a	(6)	94,800	0.0%	10
220	1701 4th Avenue West	Charleston	WV	Shopping Center	Kmart	50%	105,600	100.0%	10
221	731 Beverly Pike	Elkins	WV	Shopping Center	n/a	(6)	99,600	0.0%	8
222	101 Great Teays Boulevard	Scott Depot	WV	Freestanding	Kmart	50%	89,800	100.0%	8
223	4000 East 2nd Street	Casper	WY	Shopping Center	Kmart	50%	91,400	100.0%	8
224	2150 South Douglas Highway	Gillette	WY	Freestanding	Kmart	50%	94,600	100.0%	10
225	1960 North Federal Boulevard	Riverton	WY	Freestanding	n/a	(6)	94,800	0.0%	9
	Total - Wholly-Owned Properties						34,551,000	79.5%	2,874

(1)

Company classification.  Mall properties are attached to regional malls; Shopping Center properties include properties attached, within or adjacent to neighborhood shopping or power centers, as well as freestanding properties.

(2)

Properties with 50% recapture rights are subject to the Company's right to recapture approximately 50% of the space within a store (subject to certain exceptions).  In addition, the Company has the right to recapture any automotive care centers which are free-standing or attached as “appendages” to the stores and all outparcels or outlots, as well as certain portions of parking areas and common areas.

(3)	In addition to the 50% recapture rights described above, properties with 100% recapture rights are subject to the Company's right to recapture the entire space within a store for a specified fee.
(4)	Based on signed leases as of March 31, 2018.
(5)	As of March 31, 2018, the Company had exercised certain recapture rights with respect to this property.
(6)	As of March 31, 2018, Sears Holdings had exercised its termination rights with respect to this property.
(7)	Subsequent to March 31, 2018, Sears Holdings notified the Company of its intent to exercise its termination rights with respect to this property.
(8)	Property is subject to a ground lease.

DISCLOSURES

Non-GAAP Measures

The Company makes reference to NOI, Total NOI, EBITDA, Adjusted EBITDA, FFO and Company FFO which are financial measures that include adjustments to accounting principles generally accepted in the United States (“GAAP”).

None of Total NOI, EBITDA, Adjusted EBITDA, FFO or Company FFO, are measures that (i) represent cash flow from operations as defined by GAAP; (ii) are indicative of cash available to fund all cash flow needs, including the ability to make distributions; (iii) are alternatives to cash flow as a measure of liquidity; or (iv) should be considered alternatives to net income (which is determined in accordance with GAAP) for purposes of evaluating the Company’s operating performance.  Reconciliations of these measures to the respective GAAP measures we deem most comparable have been provided in the tables accompanying this press release.

Net Operating Income ("NOI”), Total NOI and Annualized Total NOI

NOI is defined as income from property operations less property operating expenses.  The Company believes NOI provides useful information regarding Seritage, its financial condition, and results of operations because it reflects only those income and expense items that are incurred at the property level.

The Company also uses Total NOI, which includes its proportional share of unconsolidated properties.  This form of presentation offers insights into the financial performance and condition of the Company as a whole given the Company’s ownership of unconsolidated properties that are accounted for under GAAP using the equity method.  The Company also considers Total NOI to be a helpful supplemental measure of its operating performance because it excludes from NOI variable items such as termination fee income, as well as non-cash items such as straight-line rent and amortization of lease intangibles.

Annualized Total NOI is an estimate, as of the end of the reporting period, of the annual Total NOI to be generated by the Company’s portfolio including all signed leases and modifications to the Company’s master lease with Sears Holdings with respect to recaptured space.   We calculate Annualized Total NOI by adding or subtracting current period adjustments for leases that commenced or expired during the period to Total NOI (as defined) for the period and annualizing, and then adding estimated annual Total NOI attributable to SNO leases and subtracting estimated annual Total NOI attributable to Sears Holdings’ space to be recaptured.

Earnings before Interest Expense, Income Tax, Depreciation, and Amortization for Real Estate ("EBITDAre") and Company EBITDA

EBITDAre is calculated in accordance with the definition set forth by the National Association of Real Estate Investment Trusts ("NAREIT"), which may not be comparable to measures calculated by other companies who do not use the NAREIT definition of EBITDA.  EBITDAre is calculated as net income computed in accordance with GAAP, excluding interest expense, income tax expense, depreciation and amortization, gains (or losses) from property sales and impairment charges on depreciable real estate assets.  The Company believes EBITDAre provides useful information to investors regarding our results of operations because it removes the impact of the Company’s capital structure (primarily interest expense) and its asset base (primarily depreciation and amortization).  Management also believes the use of EBITDAre facilitates comparisons between us and other equity REITs and real property owners that are not REITs.

The Company makes certain adjustments to EBITDAre, which it refers to as Company EBITDA, to account for certain non-cash and non-comparable items, such as termination fee income, unrealized loss on interest rate cap, litigation charges, acquisition-related expenses and certain up-front-hiring and personnel costs that it does not believe are representative of ongoing operating results.

Funds From Operations ("FFO") and Company FFO

FFO is calculated in accordance with NAREIT, which defines FFO as net income computed in accordance with GAAP, excluding gains (or losses) from property sales, real estate related depreciation and amortization, and impairment charges on depreciable real estate assets.  The Company considers FFO a helpful supplemental measure of the operating performance for equity REITs and a complement to GAAP measures because it is a recognized measure of performance by the real estate industry.

The Company makes certain adjustments to FFO, which it refers to as Company FFO, to account for certain non-cash and non-comparable items, such as lease termination income, loss on interest rate cap, litigation charges, acquisition-related expenses, and certain up-front-hiring and personnel costs, that it does not believe are representative of ongoing operating results.  The Company previously referred to this metric as Normalized FFO; the definition and calculation remain the same.

DISCLOSURES

Forward-Looking Statements

This document contains forward-looking statements, which are based on the current beliefs and expectations of management and are subject to significant risks, assumptions and uncertainties that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by these forward-looking statements.  Factors that could cause or contribute to such differences include, but are not limited to: competition in the real estate and retail industries; our substantial dependence on Sears Holdings Corporation; Sears Holdings Corporation’s termination and other rights under its master lease with us; risks relating to our recapture and acquisition of properties and redevelopment activities; contingencies to the commencement of rent under leases; the terms of our indebtedness; restrictions with which we are required to comply in order to maintain REIT status and other legal requirements to which we are subject; and our lack of operating history.  For additional discussion of these and other applicable risks, assumptions and uncertainties, see the “Risk Factors” and forward-looking statement disclosure contained in filings with the Securities and Exchange Commission.  While we believe that our forecasts and assumptions are reasonable, we caution that actual results may differ materially.  We intend the forward-looking statements to speak only as of the time made and do not undertake to update or revise them as more information becomes available, except as required by law.

Seritage Growth Properties

500 Fifth Avenue | New York, NY 10110

212-355-7800 | www.seritage.com